UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Raymond James Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(2)	Aggregate number of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(The following is the text of information to be posted by management on various Company internal communications media, sent by e-mail, or provided by means of oral presentations to groups of employees.)

KEY MESSAGES TO ASSOCIATES

The following information is for management to use to encourage Raymond James associates to review the Company’s proxy materials and vote their shares:

•	The Raymond James Financial, Inc. (RJF) 2018 Annual Meeting of Shareholders will be held at 4:30 p.m. ET on February 22, 2018, in the Tower 3 Learning Center in St. Petersburg, Florida.

•
Associates may hold RJF shares in up to three different ways, and each form of ownership requires a different method of voting during the voting period, from January 8, 2018, through February 22, 2018. Employees may hold shares:

◦	As a beneficial owner, such as via a brokerage account, including shares acquired through the Employee Stock Purchase Program (ESPP).

▪	Proxy cards returned by mail must be received no later than 5 p.m. ET on February 21, 2018. You may vote by internet or by telephone until 1 a.m. CT on February 22, 2018.

◦	As a registered holder, if the shareholder’s name is listed directly on our share register.

▪	Proxy cards returned by mail must be received no later than 5 p.m. ET on February 21, 2018. You may vote by internet or telephone until 1 a.m. CT on February 22, 2018.

◦	As a participant in the Employee Stock Ownership Plan (ESOP).

▪	Our transfer agent must receive your voting instructions, whether by mail, internet or telephone, no later than by 5 p.m. ET on February 19, 2018.

•	Associate shareholders will cast ballots this year on:

◦	Election of eleven (11) directors to the Board of Directors,

◦	An advisory vote to approve executive compensation, and

◦	Ratification of appointment of KPMG LLP as the company’s independent registered public accounting firm for fiscal 2018.

•	Associate shareholders may receive proxy materials in different forms, depending on the type of account they hold or how they have elected to receive such communications, including:

◦	In hard copy (paper) through the mail;

◦	In the form of links to the proxy statement contained in an e-mail, combined with hard copy (paper) delivery of the proxy/voting instruction card through the mail (Associate ESOP participants); and/or

◦	In the form of links to website hosting of the proxy materials, if they have chosen electronic delivery through a brokerage account.

•	Associates should carefully review proxy materials and vote all of their shares.

◦	All votes are important, no matter the size of their holdings.

◦	To vote their shares, associates should use the unique control number(s) found on their proxy materials.

◦	Associates may need to vote three different times in order to vote all of their holdings, depending on how many ways they own RJF shares.

◦	The ways to vote each form of holding and the different deadlines applicable to each form are explained in the “Questions and Answers About Voting Your Shares” section of the proxy statement.

•	Associates can also attend the Annual Meeting and vote their shares in person if they take the required steps in advance (does NOT apply to ESOP holdings), as explained in the proxy statement.

CORPORATE CALENDAR

Title	RJF Annual Shareholders’ Meeting
Location	Raymond James Home Office, St. Petersburg, FL
Start Time	2/22/2018 4:30 PM
End Time	2/22/2018 6:00 PM
Description
Raymond James Financial, Inc. (RJF) Annual Shareholders’ Meeting will be held at 4:30 p.m. ET on February 22, 2018, in the Tower 3 Learning Center in St. Petersburg, Florida.

All RJF shareholders should review the proxy materials and vote their shares, no matter the size of their holdings.

EMAIL TO ESOP PARTICIPANTS - JANUARY 16, 2018
From: Raymond James Communications
Subject: Important Notice to ESOP Participants: Proxy Materials for Shareholders Meeting

IMPORTANT NOTICE TO ESOP PARTICIPANTS
Proxy materials for the Raymond James Financial, Inc. Annual Shareholders Meeting

To: All Employee ESOP Participants

The purpose of this message is to provide you with proxy materials for the 2018 Annual Meeting of Shareholders of Raymond James Financial, Inc. (“Annual Meeting”). Because the company common stock has been allocated to your Employee Stock Ownership Plan (“Plan”) account, you are entitled to instruct the Plan trustee how to vote these shares.

Annual Shareholders Meeting

The Annual Meeting will be held at 4:30 p.m. ET on Thursday, February 22, 2018, at the Raymond James Financial Center, located at 880 Carillon Parkway, St. Petersburg, Florida.

Proxy Materials

Please click on the links below to access the proxy materials, which contain important information about the matters to be voted on at the Annual Meeting.

We encourage you to access and carefully review all of the information in the proxy materials before instructing the Plan trustee on how to vote the shares allocated to your Plan account. The proxy materials consist of:

•	The 2018 Proxy Statement; and

•	The 2017 Annual Report.

If you would like to receive a paper copy of the proxy materials, you must request one (at no charge) by February 6 to facilitate timely delivery. Send your request to:

Raymond James Financial, Inc.
Attn: Secretary
880 Carillon Parkway
St. Petersburg, Florida 33716

Your proxy voting card, which contains control/identification numbers necessary for you to vote, will be mailed to your address on file with the Plan separately in hard copy. You cannot vote the shares allocated to your Plan account in person at the Annual Meeting.

Voting Details and Recommendations

The following proposals will be voted upon at the Annual Meeting:

1.	To elect eleven (11) directors to the Board of Directors, to hold office until the annual meeting of shareholders in 2019;

2.	To hold an advisory vote on 2017 executive compensation;

3.	To ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending September 30, 2018; and

4.	To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

The shares allocated to your Plan account will be voted as you instruct the Plan trustee. There are three ways to vote:

•	By returning the proxy voting card that we are mailing separately to you,

•	By the Internet, or

•	By telephone.

Please follow the instructions included on your proxy voting card on how to vote using one of the three methods.

Note: If you do not vote the shares allocated to your Plan account, your shares will nevertheless be voted by the trustee in the same proportion as it votes the shares of ESOP participants who have instructed the trustee on how to vote.

To allow sufficient time for voting by the trustee of the Plan, our transfer agent must receive your vote no later than 5 p.m. ET on February 19, 2018.

RAYMONDJAMES.COM - SHAREHOLDERS
Website: www.raymondjames.com/investor-relations/shareholders-meeting

SHAREHOLDERS MEETING
2018 Annual Meeting of Shareholders
Raymond James Financial, Inc.’s (NYSE:RJF) 2018 Annual Shareholders Meeting will be held on Thursday, February 22, 2018, at 4:30 p.m. ET, at the company’s corporate headquarters in St. Petersburg, Florida.

•	View the 2018 Proxy Statement

•	View the 2017 Annual Report

•	View Form of Proxy Card

•	View additional Proxy Soliciting Materials

For all Raymond James shareholders who are unable to attend the meeting in person, a live audio broadcast of the event will be available here during the meeting. If you are unable to listen to the live audio broadcast, a recorded version will be available here at a later date.
Directions for attending the Annual Shareholders Meeting:
From Tampa International Airport
To get from Tampa International Airport to the Raymond James Financial Center by car, exit the airport and follow Interstate 275 South toward St. Petersburg. You will cross the Howard Frankland Bridge and then turn right on Exit 31, which is Ulmerton Road. Go approximately one mile on Ulmerton Road to the second traffic light. Turn left at the traffic light into the Carillon office park. You will see the four towers of The Raymond James Financial Center straight ahead and on your right.
The Annual Shareholders Meeting will be held in Tower 3 Learning Center, Floor 1

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Prior to the audio broadcast of the Annual Meeting of Shareholders:
SHAREHOLDERS MEETING
2018 Annual Meeting of Shareholders
Raymond James Financial, Inc.’s (NYSE:RJF) 2018 Annual Shareholders Meeting will be held on Thursday, February 22, 2018, at 4:30 p.m. ET, at the company’s corporate headquarters in St. Petersburg, Florida.

•	View the slideshow used during the presentation

•	View the 2018 Proxy Statement

•	View the 2017 Annual Report

•	View Form of Proxy Card

•	View additional Proxy Soliciting Materials

For all Raymond James shareholders who are unable to attend the meeting in person, a live audio broadcast of the event will be available:
[PLAY]
This broadcast is not a solicitation for Raymond James Financial stock.
Directions for attending the Annual Shareholders Meeting:
From Tampa International Airport
To get from Tampa International Airport to the Raymond James Financial Center by car, exit the airport and follow Interstate 275 South toward St. Petersburg. You will cross the Howard Frankland Bridge and then turn right on Exit 31, which is Ulmerton Road. Go approximately one mile on Ulmerton Road to the second traffic light. Turn left at the traffic light into the Carillon office park. You will see the four towers of The Raymond James Financial Center straight ahead and on your right.
The Annual Shareholders Meeting will be held in Tower 3 Learning Center, Floor 1

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After the Annual Meeting of Shareholders:
SHAREHOLDERS MEETING
2018 Annual Meeting of Shareholders
Raymond James Financial, Inc.’s (NYSE:RJF) 2018 Annual Shareholders Meeting was held on Thursday, February 22, 2018, at 4:30 p.m. ET, at the company’s corporate headquarters in St. Petersburg, Florida.

•	View the slideshow used during the presentation

•	View the 2018 Proxy Statement

•	View the 2017 Annual Report

•	View Form of Proxy Card

•	View additional Proxy Soliciting Materials

For all Raymond James shareholders who were unable to attend the meeting in person, an audio recording of the event is available below:
[PLAY]
This broadcast is not a solicitation for Raymond James Financial stock.

DEPARTMENT HEAD MEETING

1/16/2018: Jonathan Santelli (or designated spokesperson)

•
Last week, all RJF shareholders received their proxy materials by mail or email, and they will be able to vote their shares at the Annual Meeting of Shareholders, which will be held at 4:30 p.m. ET on February 22, 2018, at the home office in St. Petersburg, Florida.

•	We encourage all shareholders to review the proxy materials and vote their shares, no matter the size of their holdings.

•	If associates own shares in more than one form, they may need to vote up to three different times to vote all of their shares.

•	For more information on how to vote shares, see your proxy materials or search “Shareholders” on RJnet.

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2/05/2018: Jonathan Santelli (or designated spokesperson)

•	As a reminder, all RJF shareholders should review their proxy materials and vote their shares, no matter the size of their holdings.

•	The 2018 Annual Meeting of Shareholders will be held at 4:30 p.m. ET on Thursday, February 22, at the Raymond James headquarters in St. Petersburg, Florida.

•	For more information on how to vote shares, including the deadlines applicable to different forms of share ownership, see your proxy materials or search “Shareholders” on RJnet.

RJNET NEWS ITEMS
Let Your Voice Be Heard: Vote Your RJF Shares
Review the Raymond James Financial, Inc. (RJF) proxy materials and learn how to vote your shares. Your vote is important, no matter the size of your holdings.

2018 Annual Meeting of Shareholders

All associates and shareholders are invited to attend the 2018 Annual Meeting of Shareholders at 4:30 p.m. ET on Thursday, February 22, 2018, at the Raymond James Financial headquarters in St. Petersburg, Florida.

Be Heard: Your Vote Matters
RJF shareholders have the right to vote in Board elections and on certain other significant matters. Please vote all of your shares, and keep in mind that:

•	As a shareholder, you may hold your Raymond James shares in up to three different ways.

•	If you own shares in more than one form, you will have to vote each separately.

•	Different deadlines apply to voting different forms of share ownership, so be sure to review the proxy statement for full details.

Learn how to vote your shares:

•	View the image below (click to view full screen), and

•	Read voting deadlines and instructions.

Voting Proposals and Guidance

The following proposals will be voted upon at the Annual Shareholders’ Meeting:

1.	To elect eleven (11) directors to the Board of Directors, to hold office until the Annual Shareholders’ Meeting in 2019;

2.	To hold an advisory vote on 2017 executive compensation;

3.	To ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending September 30, 2018; and

4.	To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

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Resources: How to Vote and Voting Deadlines

HOW TO VOTE AND VOTING DEADLINES

In general, you may vote your shares in person at the Annual Meeting of Shareholders or by proxy.

There are three ways to vote by proxy:

IF YOU ARE A RECORD HOLDER
By Mail: If you have received your proxy materials by mail, you can vote by marking, dating and signing your proxy card, and returning it by mail in the enclosed postage-paid envelope. If you hold your shares in an account with a bank or broker (i.e., in ‘‘street name’’), you can vote by following the instructions on the voting instruction card provided to you by your bank or broker. Proxy cards returned by mail must be received no later than 5 p.m. ET on February 21, 2018.

Via the Internet: You can submit a proxy via the internet until 1:00 a.m. Central Time on February 22, 2018, by accessing the web site at investorvote.com/RJF and following the instructions you will find on the web site. Internet proxy submission is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been properly recorded.

By Telephone: You can submit a proxy by telephone until 1:00 a.m. Central Time on February 22, 2018, by calling toll-free 1-800-652-VOTE (8683) from the U.S. and Canada, and following the instructions.

IF YOU ARE A BENEFICIAL OWNER WITH A RAYMOND JAMES ACCOUNT

If you previously elected to receive electronic shareholder communications through Investor Access, vote your shares by logging in to raymondjames.com/investoraccess:

•	Go to the Documents screen

•	Click the Shareholder Documents tab

•	Expand the January 2018 button

•	Click the Annual Meeting link in the RJF row

•	Follow proxyvote.com voting instructions

IF YOUR SHARES ARE HELD IN THE RAYMOND JAMES ESOP

For participants in the Raymond James Employee Stock Ownership Plan (“Plan”), your shares will be voted as you instruct the Plan trustee of the ESOP.

There are three ways to vote:

•	By returning your proxy card,

•	By the Internet, or

•	By telephone.

Please follow the instructions included on your proxy card on how to vote using one of the three methods.

Your vote will serve as voting instructions to the trustee of the ESOP for shares allocated to your account. If you do not vote shares allocated to your account held in the ESOP, your shares will nevertheless be voted by the trustee in the same proportion as it votes the shares of ESOP participants who have instructed the trustee on how to vote.

You cannot vote your ESOP shares in person at the meeting. To allow sufficient time for voting by the trustee of the ESOP, our transfer agent must receive your vote by no later than 5:00 p.m. Eastern Time on February 19, 2018.

Even if you plan to be present at the Annual Meeting of Shareholders, we encourage you to vote your shares by proxy using one of the methods described above. Raymond James shareholders of record who attend the meeting, and beneficial owners who have obtained a proxy from their record holder, may vote their shares in person, even though they have sent in proxies.

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Reminder: Vote Your RJF Shares
Be sure to vote your RJF shares for the 2018 Annual Meeting of Shareholders on February 22. Your vote is important, no matter the size of your holdings.

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February 22, 2018
Today: RJF Annual Meeting of Shareholders
Attend or listen to a live audio broadcast of the shareholders meeting. See details.

Attend the shareholders meeting at the Raymond James Financial headquarters in St. Petersburg, Florida, beginning at 4:30 p.m. ET today in the Tower 3 Learning Center, or listen to the live audio broadcast here on raymondjames.com.

More Information

The 2018 proxy statement and 2017 annual report are available at raymondjames.com under Investors > Shareholders’ Meeting.

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RJF Annual Meeting of Shareholders Recap
The 2018 Annual Meeting of Shareholders was held Thursday, February 22. See a recap.

2018 Annual Meeting of Shareholders

The 2018 Annual Shareholders’ Meeting was held on February 22 at the Raymond James Financial headquarters in St. Petersburg, Florida.

Proxy Materials

The 2018 proxy statement, 2017 annual report and other proxy materials are also available at raymondjames.com under Investors > Shareholders’ Meeting.

Meeting Recap

All Raymond James shareholders and associates can access a recorded session and presentation deck from the Annual Meeting of Shareholders on raymondjames.com.

WEEKLY DIGEST

January 16

HOM; RJ&A
RJF Shareholders: Let your Voice Be Heard
Last week, all RJF shareholders should have received proxy materials by mail or email. Review your materials, and learn how to vote your shares, no matter the size of your holdings. Learn more.

FID; IAD; ICD
RJF Shareholders: Let your Voice Be Heard
If you own RJF common stock in your own portfolio, you should have received your proxy materials. Review the materials and vote your shares, no matter the size of your holdings. Learn more.

January 30

HOM
RJF Shareholders: Your Vote Matters
All RJF shareholders have the right to vote. Learn how to vote all of your shares, and save the date for the 2018 Annual Meeting of Shareholders at 4:30 p.m. ET on Thursday, February 22.

RJ&A
RJF Shareholders: Your Vote Matters
All RJF shareholders have the right to vote. Learn how to vote all of your shares.

FID; IAD; ICD
RJF Shareholders: Your Vote Matters
If you own RJF common stock in your own portfolio, we encourage you to review your RJF proxy materials, delivered by mail or email, and vote all of your shares.

February 6

HOM; RJ&A
3 Ways to Vote Your RJF Shares
Depending on how many different ways you own RJF shares, you may need to vote up to three times in order to vote all your shares. We encourage you to review all of the proxy materials, see the board’s recommendations, and learn how to vote.

FID; IAD; ICD
Remember to Vote Your RJF Shares
If you own RJF common stock in your own portfolio, we encourage you to review all of the proxy materials and consider the items on the ballot, along with the board’s recommendations and the various ways to vote your shares.

February 13

HOM; RJ&A
RJF Shareholders Meeting Thursday: Last Chance to Vote
We encourage you to review all of the proxy materials, the board’s recommendations and voting instructions. Then, vote your shares. You may also attend or listen to a live audio broadcast of the shareholders meeting beginning at 4:30 p.m. ET on February 22, in the Tower 3 Learning Center in St. Petersburg, Florida.

FID; IAD; ICD
RJF Shareholders Meeting Thursday: Last Chance to Vote
If you own RJF common stock in your own portfolio, we encourage you to review all of the proxy materials, the board’s recommendations and voting instructions, and to vote your shares. You may listen to a live audio broadcast of the shareholders’ meeting beginning at 4:30 p.m. ET February 22.

RJTV SLIDES

THE SHORT LIST (CORPORATE AND RJA MANAGER RESOURCES)

February Edition

RJF Annual Meeting of Shareholders

•
If any of your associates are RJF shareholders, they should have received their proxy materials by mail or email with instructions on how to vote their shares for the Annual Meeting of Shareholders on February 22.

•
Encourage them to review all of the proxy materials and vote their shares, no matter the size of their holdings. If they own shares in more than one form, they may need to vote up to three times in order to vote all of their shares.

•	For more information on how to vote, refer them to the RJnet or their personal proxy materials.

RJA BRANCH MANAGER RESOURCES (RJA BRANCH AND OPERATIONS MANAGERS)

February Edition

Branch/Ops Managers talking points:

•
All RJF shareholders should have received their proxy materials by mail or email with instructions on how to vote their shares for the Raymond James Financial, Inc. Annual Meeting of Shareholders, which will be held at 4:30 p.m. ET on February 22, 2018, at the home office in St. Petersburg, Florida.

•	We encourage all shareholders to review all of the proxy materials and vote their shares, no matter the size of their holdings.

•	If shareholders own shares in more than one form, they may need to vote up to three times in order to vote all of their shares.

•	For more information on how to vote, refer them to RJnet or their personal proxy materials.

BREAKFAST WITH THE BOSS

1/30: Paul Reilly

•	Slide:

•	Talking points:

◦	At this point, all RJF shareholders should have received their proxy materials by mail or email.

◦	If you are a shareholder, I encourage you to review all of the proxy materials and vote your shares, no matter the size of your holdings.

◦	The voting deadlines for various forms of share ownership are contained in the “Questions and Answers About Voting Your Shares” section of the proxy statement.

◦	If you make the proper arrangements in advance, you can also vote in-person at the 2018 Annual Meeting of Shareholders, to be held here in St. Pete on February 22.

◦	For more information on how to vote your shares, see the proxy materials or search “Shareholders” on RJnet.

PRESIDENTS’ NEWSLETTERS

President’s Honor Roll (RJA) - February

At this time, all RJF shareholders should have received their proxy materials by mail or email with instructions on how to vote their shares for the Raymond James Financial, Inc. Annual Meeting of Shareholders, which will be held at 4:30 p.m. ET on February 22, 2018, at the home office in St. Petersburg, Florida. We encourage all shareholders to review all the proxy materials and vote their shares, no matter the size of their holdings.

If you own shares in more than one form, you may need to vote up to three times in order to vote all of your shares. Find more information on RJnet.

President’s Update (RJFS) - February

Vote Your RJF Shares - All RJF shareholders should have received their proxy materials by mail or email with instructions on how to vote their shares for the Raymond James Financial, Inc. Annual Meeting of Shareholders.

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